ETFS TRUST

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(each, a “Fund” and, together, the “Funds”)

Supplement dated April 27, 2018

to the currently effective Prospectus and Statement of Additional Information (“SAI”)
for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and SAI for the Funds and should be read in conjunction with the Prospectus and SAI.

On April 27, 2018, ETF Securities Advisors LLC (the “Advisor”), the investment adviser to the Funds, each a series of ETFS Trust (the “Trust”), underwent a change in control when Aberdeen Asset Management Inc., an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, acquired the Advisor’s membership interests and became the Advisor’s parent company (the “Transaction”). Under the Investment Company Act of 1940, the Transaction resulted in the assignment and the automatic termination of (i) the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Prior Advisory Agreement”) and (ii) the existing sub-advisory agreement between the Advisor and Vident Investment Advisory, LLC (the “Sub-Advisor”) with respect to the Funds (the “Prior Sub-Advisory Agreement”).

In anticipation of the Transaction, at a special in-person meeting of the Board of Trustees (the “Board”) of the Trust held on April 23, 2018, the Board, including the Independent Trustees, approved (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”); (ii) a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”) that will take effect upon its approval by Fund shareholders; and (iii) a new investment sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the Funds (the “New Sub-Advisory Agreement”). The Advisor does not expect the Transaction to affect the nature or quality of the services provided to the Funds.

The Interim Advisory Agreement became effective upon the closing of the Transaction on April 27, 2018. The material terms and compensation payable to the Advisor under the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement and the New Advisory Agreement, except that (1) the Interim Advisory Agreement terminates upon either shareholder approval of a new advisory agreement for a Fund or the 150th day following the Interim Advisory Agreement’s effective date, whichever occurs first; (2) the Board, or a majority of a Fund’s outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Advisor; and (3) compensation earned by the Advisor under the Interim Advisory Agreement will be paid into an escrow account pending shareholder approval of a new advisory agreement with the Advisor.

As noted above, the New Advisory Agreement does not take effect until it is approved by Fund shareholders. The New Sub-Advisory Agreement, however, does not require shareholder approval under the terms of an exemptive order that the Trust and the Advisor received from the Securities and Exchange Commission. This exemptive relief permits the Advisor, subject to Board approval, to hire a new sub-adviser for the Funds or change the terms of a sub-advisory agreement without shareholder approval. Accordingly, the New Sub-Advisory Agreement became effective upon the closing of the Transaction on April 27, 2018. The material terms and compensation payable to the Advisor and the Sub-Advisor under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, are identical to those of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, except with respect to their effective dates.

It is anticipated that the Trust will call a Special Meeting of Shareholders and submit the New Advisory Agreement to Fund shareholders for approval in the third quarter of 2018. Additional information regarding the Special Meeting of Shareholders, including additional information about the Transaction and the New Advisory Agreement, will be provided in the near future.

Please call 1-844-383-7289 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE